UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Earliest Event Reported: August 14, 2002


                                CENTURYTEL, INC.
             (Exact name of registrant as specified in its charter)


         Louisiana                   1-7784                    72-0651161
 (State or other jurisdiction     (Commission                (IRS Employer
      of incorporation)           File Number)             Identification No.)


                              100 CenturyTel Drive
                             Monroe, Louisiana 71203
               (Address of principal executive offices)(Zip Code)



                                 (318) 388-9000
              (Registrant's telephone number, including area code)


                                 Not applicable
          (Former name or former address, if changed since last report)


                                * * * * * * * * *


Item 7.   Financial Statements and Exhibits

     (c)  Exhibits

          99.1 Statement Under Oath of Principal Executive Officer dated August 14, 2002.
          99.2 Statement Under Oath of Principal Financial Officer dated August 14, 2002.
          99.3 Certification of Principal Executive Officer of contents of Form 10-Q for the period ending June 30, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
          99.4 Certification of Principal Financial Officer of contents of Form 10-Q for the period ending June 30, 2002, pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002.
          99.5 Press release dated August 14, 2002 announcing CEO and CFO certification of financial statements.

Item 9.   Regulation FD Disclosure

          On August 14, 2002, the Chief Executive Officer and the Chief Financial Officer of the registrant furnished to the Securities and Exchange Commission their sworn statements in compliance with the SEC's order of June 27, 2002 (File No. 4-460) pursuant to Section 21(a) of the Securities Exchange Act of 1934. A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).

          On August 14, 2002, the Chief Executive Officer and the Chief Financial Officer of the registrant furnished to the SEC their certifications of contents of Form 10-Q for the period ending June 30, 2002, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002. A copy of each of these statements is attached hereto as an Exhibit (99.3 and 99.4).


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CENTURYTEL, INC.

                                                /s/ Neil A. Sweasy
                                            By:________________________
                                                Neil A. Sweasy
                                                Vice President and Controller

Dated:  August 14, 2002